MERRILL LYNCH
REAL ESTATE
FUND, INC.




FUND LOGO




Quarterly Report

February 28, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their origi-nal cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER

The quarter ended February 28, 1999 was difficult both in absolute and relative terms for Merrill Lynch Real Estate Fund, Inc. During the three months ended February 28, 1999, total returns for the Fund's Class A, Class B, Class C and Class D Shares were -7.56%, -7.82%, -7.71% and -7.63%, respectively. This was disappointing on an absolute basis and as compared to the performance of the unmanaged Morgan Stanley Real Estate Investment Trust Index and the Lipper Real Estate Funds average, which declined -5.99% and -4.44%, respectively, for the same period. Additionally, real estate sector returns continue to lag those of both the Standard & Poor's (S&P) 500 Index and the ten-year US Treasury note, which were +6.76% and -2.93%, respectively, over the three-month period ended February 28, 1999. We view the real estate securities market as very attractive on a valuation basis and expect that as the year progresses, better absolute performance will return. Though disappointed at our poor start this year, we continue to believe that our bottom up, value-oriented stock selection approach will add value.

During the quarter ended February 28, 1999, investor interest in real estate investment trust (REIT) shares remained subdued. This trend was reflected in the Fund's considerable outflows during the period. In total, these outflows amounted to approximately $7.5 million (more than 10% of net assets). On a more optimistic note, the outflows appear to have peaked and in fact slowed dramatically in the second half of February to a rate of less than $1 million per month. Nevertheless, the sector's cash flows were negative for the past 13 consecutive months. In our view, this is the primary reason for the dramatic underperformance of the real estate sector.

Over the last year, many reasons were cited for the constant redemptions experienced by dedicated real estate funds. In 1998, Congress changed the "paired share" rules affecting four REITs. Two of those have subsequently opted to become "C" corporations, one is splitting into two companies (both focused REITs) and the last continues to muddle along, though under new management. All four were poor-performing stocks over the last year, and helped to sour investors on the real estate sector. However, this year President Clinton proposed broadening the scope of services that REITs could provide their tenants by allowing REITs to set up taxable subsidiaries to handle service business that previously did not qualify under REIT rules. While the dramatic change in direction from last year's proposal to this year's proposal has encouraged REIT professionals, it has not inspired investors.

The debate about supply and demand continues. We continue to believe that increased information available today (because of the public market influence) will prevent the dramatic overbuilding that marked the end of previous real estate cycles. We would argue that the pockets of overbuilding that will periodically occur in certain property types in selected cities will reinforce the discipline being created by the public markets and encourage potential capital sources to hold private players to the same higher standards. The good news is that any overbuilding is likely to be in higher-growth markets where it can be absorbed more quickly. Over time, we believe this should encourage investors to trust the markets to help rein in new supply before it becomes excessive, thereby leading to lower required risk premiums and ultimately higher multiples.

During the past 12 months, the REIT sector has seen vacancy rates generally decline, rents generally rise, and funds from operation
(FFO) grow by approximately 13% as compared to the prior 12-month period. Most analysts expect REITs to grow their FFO by a further 10% or more in 1999 and 6%-8% in the year 2000.



Merrill Lynch Real Estate Fund, Inc.
February 28, 1999




Investment Strategy
During the February quarter, our poor relative performance was primarily the result of specific stock selection. In particular, four stocks hurt the Fund in the first quarter. Prime Retail, Inc., Meditrust Companies, Prison Realty Corporation and JP Realty, Inc. all declined by 15% or more for the three months ended February 28, 1999. While disheartening in the short term, we remain optimistic about each of these companies. All four companies are out-of-favor names in out-of-favor areas within the REIT sector. Specifically, Prime Retail is the largest factory outlet REIT in America, priced at five times 1999 estimated FFO, growing FFO at a mid-single digit rate and providing a 14% or better dividend yield. Meditrust is about to split into a focused healthcare REIT and a focused hotel REIT. Currently, Meditrust is paying nearly 15% in dividends, growing FFO at a mid-single digit rate and priced at five times 1999 estimated FFO. Prison Realty is the dominant private prison provider in the United States. Its stock, which pays a 10% dividend, is growing FFO at about 15% and is trading at 7.5 times 1999 estimated FFO. Finally, JP Realty is a retail REIT (malls and shopping centers) in the mountain states that pays a 10% dividend, is growing FFO at a mid-single digit rate, and is priced at about eight times 1999 estimated FFO. Each of these companies is viewed as capital constrained by investors in general, yet pays out only 80% or so of its FFO in dividends. We believe these stocks will provide the portfolio with income stability and modest growth going forward, and in the case of Prison Realty, we see potentially high growth. While we might pare the relative weighting of any of these names on strength, we have no intention of selling them at current levels and believe they will all prove to be solid performers over the balance of 1999. In the aggregate, these issues represent approximately 20% of the portfolio and account for substantially all of the underperformance of the Fund compared to the benchmark, the unmanaged Morgan Stanley Real Estate Investment Trust Index.

We plan to maintain our overweighting in the office sector, where internal growth should be sustained by expiring rents increasing to today's higher market rates. We view this as our offensive position and believe that when investors return to the REIT market, they are likely to first move into these larger-capitalization, higher-growth names. The other significant overweighting in the portfolio is in the triple net lease sector, which we consider our more defensive position. These companies are typically making investments that earn 10%--12% on initial cost with 1%--4% growth. Their leases require the tenant to pay all expenses (for example, taxes and maintenance), and have an initial term of 7 years--15 years, with extensions beyond that. We believe these stocks should perform well if inflation and interest rates continue to decline. In deference to investor enthusiasm for the Internet, we continued to maintain an underweighting in the retail sector in general. Finally, we are concerned about the effect of continued strength in single-family home building in the apartment sector, along with the generally fuller valuations. While this barbell approach, which emphasizes the office and triple net lease sectors, did not fare well in the February quarter, we believe this plan has merit, and we intend to adhere to this strategy.

In Conclusion
Looking ahead, real estate fundamentals remain healthy. Certain cities will see some excess supply in specific property types in the coming 12 months, in our opinion. While we are mindful of this, we do not anticipate a repeat of the late 1980s. We believe that any excess supply generally will be a local phenomenon and will only help to restrain the non-public capital sources in the future, putting the real estate industry on even stronger ground. In 1999, we will look for REIT cash flows to continue to grow by an average of approximately 10%. We also believe that REIT dividends will continue to show mid-single digit growth. With these stocks at record low relative valuations compared to stocks, bonds and utilities, and trading at meaningful discounts to net asset value, we believe the valuations are compelling. However, none of these factors are catalysts that will necessarily bring investors back into the real estate sector. Until the negative cash flows abate, it is difficult to see the sector making much upward progress, despite its otherwise attractive investment merits.

We thank you for your interest and continued support of Merrill Lynch Real Estate Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Merrill Lynch Real Estate Fund, Inc.
February 28, 1999



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager



April 6, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Real Estate Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Real Estate Fund, Inc.
February 28, 1999



PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                      12 Month         3 Month     Since Inception
                                                    Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares               -18.56%           -7.56%         -17.33%
ML Real Estate Fund, Inc. Class B Shares               -19.34            -7.82          -18.29
ML Real Estate Fund, Inc. Class C Shares               -19.30            -7.71          -18.25
MLReal Estate Fund, Inc. Class D Shares                -18.69            -7.63          -17.55

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/26/97.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       -11.72%        -16.36%
Inception (12/26/97)
through 12/31/98                          -11.31         -15.91

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       -12.55%        -15.91%
Inception (12/26/97)
through 12/31/98                          -12.21         -14.71

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       -12.61%        -13.45%
Inception (12/26/97)
through 12/31/98                          -12.27         -12.27

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       -11.95%        -16.58%
Inception (12/26/97)
through 12/31/98                          -11.54         -16.12

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Real Estate Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS
                                Shares                                                                              Percent of
Industries                       Held         Real Estate Investment Trusts                Cost           Value     Net Assets
Apartments                        25,000   Avalonbay Communities, Inc.                 $    809,725     $    789,063    1.6%
                                  60,000   Camden Property Trust                          1,707,277        1,470,000    2.9
                                  75,000   Summit Properties Inc.                         1,414,536        1,242,187    2.5
                                                                                       ------------     ------------  ------
                                                                                          3,931,538        3,501,250    7.0


Diversified/Mixed                345,000   Capital Automotive                             4,851,325        4,010,625    7.9
Use                               27,700   Cousins Properties, Inc.                         798,087          801,569    1.6
                                 200,000   Entertainment Properties Trust                 3,633,619        3,425,000    6.8
                                  73,100   Pacific Gulf Properties, Inc.                  1,542,817        1,471,137    2.9
                                 140,000   Prison Realty Corporation                      3,385,569        2,791,250    5.5
                                                                                       ------------     ------------  ------
                                                                                         14,211,417       12,499,581   24.7


Factory Outlets                  243,400   Prime Retail, Inc.                             2,651,712        1,947,200    3.8


Health Care                      180,000   Meditrust Companies                            4,053,332        2,205,000    4.4


Office Property                   75,000   CarrAmerica Realty Corporation                 2,186,528        1,612,500    3.2
                                  95,000   Crescent Real Estate Equities Company          3,201,107        1,983,125    3.9
                                  80,000   Equity Office Properties Trust                 2,360,962        2,060,000    4.1
                                  35,000   Highwoods Properties, Inc.                     1,186,679          837,812    1.7
                                  30,000   Kilroy Realty Corporation                        631,650          646,875    1.3
                                  15,000   Mack-Cali Realty Corporation                     436,050          434,062    0.8
                                 124,000   Prentiss Properties Trust                      2,834,063        2,480,000    4.9
                                  40,000   Tower Realty Trust, Inc.                         762,325          780,000    1.5
                                                                                       ------------     ------------  ------
                                                                                         13,599,364       10,834,374   21.4


Regional Malls                   120,000   Glimcher Realty Trust                          2,370,761        1,777,500    3.5
                                 140,000   JP Realty, Inc.                                3,142,100        2,590,000    5.1
                                 100,000   Simon Property Group, Inc.                     2,501,000        2,543,750    5.0
                                                                                       ------------     ------------  ------
                                                                                          8,013,861        6,911,250   13.6


Shopping Centers                  40,000   Philips International Realty Corp.               692,750          552,500    1.1
                                  85,000   Regency Realty Corporation                     2,092,838        1,721,250    3.4
                                                                                       ------------     ------------  ------
                                                                                          2,785,588        2,273,750    4.5


Storage                           50,000   Public Storage, Inc.                           1,344,550        1,275,000    2.5
                                  30,000   Storage USA, Inc.                              1,159,925          849,375    1.7
                                                                                       ------------     ------------  ------
                                                                                          2,504,475        2,124,375    4.2


Warehouse/Industrial             150,000   Cabot Industrial Trust                         3,015,103        2,850,000    5.6


                                           Total Real Estate Investment Trusts           54,766,390       45,146,780   89.2


Merrill Lynch Real Estate Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                Shares                                                                              Percent of
Industries                       Held                 Common Stocks                        Cost           Value     Net Assets
Diversified/Mixed                  5,000   IRSA Inversiones y Representaciones
Use                                        SA (GDR)**                                  $    114,050     $    115,938    0.2%
                                  25,000   Security Capital Group Incorporated
                                           (Class B)                                        322,750          306,250    0.6
                                 165,000   TrizecHahn Corporation                         3,725,770        3,207,187    6.4
                               1,380,000   Wihlborgs Fastigheter AB (Class B)             1,549,528        1,563,978    3.1


                                           Total Common Stocks                            5,712,098        5,193,353   10.3


                                 Face
                                Amount            Short-Term Securities

Commercial Paper*              $ 153,000   General Motors Acceptance Corp.,  4.88%
                                           due 3/01/1999                                    152,959          152,959    0.3


                                           Total Short-Term Securities                      152,959          152,959    0.3


Total Investments                                                                      $ 60,631,447       50,493,092   99.8
                                                                                       ============
Other Assets Less Liabilities                                                                                111,867    0.2
                                                                                                        ------------  ------
Net Assets                                                                                              $ 50,604,959  100.0%
                                                                                                        ============  ======


Net Asset Value:              Class A--Based on net assets of $2,892,483 and 366,911
                                       shares outstanding                                               $       7.88
                                                                                                        ============
                              Class B--Based on net assets of $35,327,321 and 4,488,348
                                       shares outstanding                                               $       7.87
                                                                                                        ============
                              Class C--Based on net assets of $7,086,733 and 900,850
                                       shares outstanding                                               $       7.87
                                                                                                        ============
                              Class D--Based on net assets of $5,298,422 and 672,307
                                       shares outstanding                                               $       7.88
                                                                                                        ============


 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**Global Depositary Receipts (GDR).



Merrill Lynch Real Estate Fund, Inc.
February 28, 1999



PORTFOLIO INFORMATION


As of February 28, 1999


Portfolio Changes for the Quarter
Ended February 28, 1999


 Additions

*Colonial Properties Trust
 IRSAInversiones y Representaciones SA(GDR)
 Prison Realty Corporation
 Security Capital Group Incorporated (Class B)
 Simon Property Group, Inc.


 Deletions

 Castellum AB
*Colonial Properties Trust
 Corrections Corporation of America
 Homestead Village Incorporated
 Starwood Hotels & Resorts
 Urban Shopping Centers, Inc.

[FN]
*Added and deleted in the same quarter.




                                 Percent of
Ten Largest Holdings             Net Assets

Capital Automotive                   7.9%
Entertainment Properties Trust       6.8
TrizecHahn Corporation               6.4
Cabot Industrial Trust               5.6
Prison Realty Corporation            5.5
JP Realty, Inc.                      5.1
Simon Property Group, Inc.           5.0
Prentiss Properties Trust            4.9
Meditrust Companies                  4.4
Equity Office Properties Trust       4.1



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Arthur Zeikel, Director
Jay L. Willoughby, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Real Estate Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.